FIRST AMENDMENT
TO
ASSET PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL ESTATE (the "**Amendment**") is made and entered into as of the latest date appearing below the signatures to this Amendment (the "**Effective Date**"), by and between **R&K HEALTHCARE REAL ESTATE, L.L.C.**, a Texas limited liability company (the "Seller") and **GLOBAL MEDICAL REIT, INC.**, a Maryland corporation (the "Purchaser").

WITNESSETH:

WHEREAS, Seller and Purchaser entered into that certain Asset Purchase Agreement, dated effective as of October 6, 2015 (the "**Purchase Contract**"), pursuant to which Seller agreed to sell and Purchaser agreed to purchase the acute care hospital facility located at 2600 West Pleasant Run Road, Lancaster, Texas 75146, together with the real property, the improvements and all appurtenances thereto, as more particularly described in the Purchase Contract; and

WHEREAS, Seller has agreed to extend the Due Diligence Period to expire on November 20, 2015, and the parties have agreed to a Closing Date of December 17, 2015; and

WHEREAS, Seller and Purchaser desire to amend the Purchase Contract to reflect the foregoing.

NOW, THEREFORE, for good and valuable consideration, the receipt and total sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

1. Defined Terms. Unless otherwise defined in this Amendment, each term used in this Amendment with its initial letter capitalized that has been specially defined in the Purchase Contract shall have the same meaning herein as given to such term in the Purchase Contract.

2. Due Diligence Period. The Due Diligence Period is hereby extended and will now expire at 5:00 p.m. CT on November 20, 2015.

3. Closing Date. The Closing Date is hereby extended and will now occur on December 17, 2015.

4. Continuing Effect. Except as expressly modified by this Amendment, the Purchase Contract is hereby ratified and shall continue in full force and effect.

5. Entire Agreement. The parties acknowledge that this Amendment reflects the entire agreement of the parties as it relates to this Amendment.

6. Full Force and Effect. Except as modified hereby, the Purchase Contract remains in full force and effect and the parties hereby ratify the same, as modified by this Amendment.

7. Successors and Assigns. This Amendment is binding upon, and inures to the benefit of the parties hereto and their respective successors and assigns.

8. Counterparts. To facilitate execution, this Amendment may be executed in as many counterparts as may be convenient or required. The signature of, or on behalf of, each party, need not appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages. Any counterpart of this Amendment may be signed by facsimile, and a copy of a signed counterpart of this Amendment transmitted by facsimile shall be deemed effective as an originally executed counterpart hereof.

9. Conflicts. In the event that any conflict is determined to exist between a term or provision of the Purchase Contract and a term or provision set forth in this Amendment, this Amendment shall control.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by such party as of the Effective Date.

SELLER:

R&K HEALTHCARE REAL ESTATE, L.L.C., a Texas limited liability company

By: Khalid Mahmood 11/6/15
Name: KHALID MAHMOOD
Title: President

Date: 11/6/15

PURCHASER:

GLOBAL MEDICAL REIT, INC., a Maryland corporation

By: David Young
David Young (Nov 6, 2015)
David Young, Chief Executive Officer

Date:

Signature: David Young
David Young (Nov 6, 2015)

Email: DavidY@GlobalMedicalREIT.com

Title: CEO

Company: Global Medical REIT



PSA-R&K-Extention11062015 copy

Adobe Document Cloud Document History

November 06, 2015

Created:	November 06, 2015
By:	David Young (DavidY@GlobalMedicalREIT.com)
Status:	SIGNED
Transaction ID:	CBJCHBCAABAAhUL2fMAIf9Ucix90_WVgvQvNaqrfm6rT

"PSA-R&K-Extention11062015 copy" History

Document created by David Young (DavidY@GlobalMedicalREIT.com)

November 06, 2015 - 1:29:00 PM PST - IP address: 166.137.99.20

Document e-signed by David Young (DavidY@GlobalMedicalREIT.com)

Signature Date: November 06, 2015 - 1:30:00 PM PST - Time Source: server - IP address: 166.137.99.20

Signed document emailed to Alfonzo Leon (alfonzol@globalmedicalreit.com), acargile@babc.com, slaird@babc.com and David Young (DavidY@GlobalMedicalREIT.com)

November 06, 2015 - 1:30:00 PM PST